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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                  FORM 8-K/A

                                CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported):    September 12, 2000
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                                                          CERTICOM CORP.
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                                      (Exact name of registrant as specified in its charter)

         Yukon Territory, Canada                            1-15010                                      Not Applicable
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     (Province or other jurisdiction               (Commission file number)                             (I.R.S. Employer
            of incorporation)                                                                         Identification No.)

                                                          Certicom Corp.
                                                    25801 Industrial Boulevard
                                                     Hayward, California 94545
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                                        (Address of principal executive offices, zip code)

                               Registrant's telephone number, including area code:    (510) 780-5400


                                                          Not Applicable
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                                      (Former name or address, if changed since last report)
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Item 2.  Acquisition or Disposition of Assets

         On September 27, 2000, we filed a Current Report on Form 8-K announcing the acquisition of DRG Resources Group, Inc., an eCommerce security consulting company located in Redwood City, California, which previously had acquired all ownership interest in Digital Resources Group, LLC. This amendment to our Current Report on Form 8-K is being filed to include the Financial Statements and Pro Forma Financial Information required by Item 7 of Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)    Financial Statements of the Business Acquired

                See Exhibit 99.1 to this Current Report.

         (b)    Pro Forma Financial Information

                See Exhibit 99.2 to this Current Report.

         (c)    Exhibits


                The exhibits listed below are filed as part of this Current Report on Form 8-K.
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        Exhibit No.                                     Description
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            23.1                Consent of KPMG LLP

            99.1 Audited Financial Statements of Digital Resources Group, LLC as at July 31, 2000

            99.2 Unaudited pro forma financial statements of Certicom Corp. to reflect the acquisition of Trustpoint on January 26, 2000 and DRG Resources Group, Inc. on September 12, 2000.
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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CERTICOM CORP.


                                       /s/ RICHARD D. BROUNSTEIN
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                                       Richard D. Brounstein
                                       Senior Vice President, Finance,
                                       Chief Financial Officer and Secretary